Second Quarter 2021 Results July 20, 2021 Exhibit 99.3

Forward-Looking Statements This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth and line utilization (including, without limitation, as a function of improvement in Synovus' loan pipeline); (2) deposit costs; (3) net interest income and net interest margin; (4) total adjusted revenue; (5) total adjusted non-interest expense; (6) credit trends and key credit performance metrics; (7) effective tax rate; (8) capital position; (9) our future operating and financial performance; (10) our strategy and initiatives for future revenue growth, balance sheet management, capital management, expense savings, and technology; and (11) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2020 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non- interest revenue; total adjusted revenue; adjusted non-interest expense; adjusted tangible efficiency ratio; and tangible common equity ratio. The most comparable GAAP measures to these measures are net income available to common shareholders; diluted earnings per share; return on average assets; return on average common equity; total non-interest revenue; total FTE revenue; total non-interest expense; efficiency ratio; and total shareholders' equity to total assets ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted net income available to common shareholders, adjusted diluted earnings per share and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue and total adjusted revenue are measures used by management to evaluate non-interest revenue and total FTE revenue exclusive of net investment securities gains (losses), gain on sale and net changes in the fair value of private equity investments, and fair value adjustment on non-qualified deferred compensation. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity ratio is used by management and bank regulators to assess the strength of our capital position. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation. 2

3 (1) Non-GAAP financial measure; see appendix for applicable reconciliation (2) In thousands Second Quarter 2021 Highlights • Commercial loan pipelines returning to Pre-COVID levels • Further reductions in total deposit costs and optimization of mix supporting stabilization of the margin • Actively deploying excess liquidity and returning capital to shareholders • Cumulative $75 million pre-tax run rate benefit in Synovus Forward initiatives • Stable credit metrics and a more positive economic outlook supporting allowance releases • Delivering superior customer experience with ongoing enhancements in talent and technology Key Performance Metrics Reported Adjusted(1) Net Income Available to Common Shareholders(2) $177,909 $178,969 Diluted Earnings Per Share $1.19 $1.20 Return on Average Assets 1.36% 1.37% Return on Average Tangible Common Equity 17.4% 17.5% Efficiency Ratio 55.2% 54.4% Balance Sheet ($ in millions) Total Loans, Net of Unearned $38,236 Deposits $47,172

Earning Assets

$50.8 billion

Loan Growth Led by C&I and Third-Party Consumer...

QoQ Change in Loans
($ in millions)



1Q21
2Q21
$4
$220
$208
$(173)
$(333)
$(125)
$170
$(763)
$503
$273
C&I - ex. PPP
CRE
Consumer (ex-Third-Party Consumer)
PPP
Third-Party Consumer

And Steady Growth in Commitments...

($ in millions)



$48,695
$12,556
46.8%
$36,139
2Q19
$50,907
$13,703
41.4%
$37,204
2Q20
$51,790
$15,154
40.1%
$36,636
2Q21
Total Loans, Ex PPP
Unfunded Commitments
C&I Line Utilization

With Increasing Commercial Production and Pipeline[1]...

($ in millions)



$2,000
$1,000
(18)%
9%
(9)%
19%
22%
2Q20
3Q20
4Q20
1Q21
2Q21
Commercial Loan Pipeline QoQ %
Funded Commercial Loan Production

While Managing Through a Low Rate Environment

Earning Assets[2]	1Q21		2Q21	
($ in millions; yields annualized)	Avg. Balance	Yield	Avg. Balance	Yield
Investment securities	$8,438	1.40%	$9,185	1.45%
Loans, net of unearned	$37,612	4.02%	$37,935	3.93%
Interest-bearing funds with Federal Reserve Bank	$2,838	0.10%	$2,706	0.11%
Loans held for sale	$908	2.85%	$858	3.06%
Total interest earning assets	**$49,956**	**3.32%**	**$50,846**	**3.26%**

SYNOVUS

Amounts may not total due to rounding
(1) Loan pipelines are self-reported estimates for commitment growth identified as having a 75% or greater likelihood of closing. Change in our pipeline may not be indicative of loan production.
(2) Excludes net realized gains and losses. Average loans are shown net of unearned income. Non-performing loans are included. Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.

4

$(391) $(606) $(376) $677$702 $(324) $(350) $(226) $(197) 1Q21 2Q21 Core Transaction Time Public Funds Brokered Total Deposits 10.23% 12.25% Loans to DepositsQoQ Change in Deposit Balances Results in a More Favorable Deposit Mix… While Funding Remains Abundant…Continued Optimization of Deposits... Core Transaction Deposits 2Q20 2Q21 94% 95% 97% 97% 96% 90% 89% 82% 82% 81% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 45% 30% 12% 6% 6% 40% 27% 12% 12% 10% 5 Deposits 1Q21 2Q21 ($ in millions; rates annualized) Avg. Balance Rate Avg. Balance Rate Interest-bearing non-maturity $25,139 0.19% $25,411 0.15% Time $4,155 0.69% $3,792 0.52% Brokered $3,369 0.75% $3,058 0.63% Total interest-bearing $32,664 0.31% $32,261 0.24% Total deposits $46,455 0.22% $47,350 0.16% And Further Reductions in Total Deposit Costs $2,050 Amounts may not total due to rounding (1) Core interest bearing consist of NOW/savings, and money market deposits excluding public funds and brokered (2) Includes brokered deposits ($ in millions) $47.2 billionTotal Deposits Core interest-bearing (1) Core non-interest-bearing Public Funds Time Brokered (2)

Impacted by Paycheck Protection Program Improvement in Net Interest Income... 3.02% 3.04% (0.02)% 0.03% (0.04)% 0.01% 1Q21 Rates - Assets Rates - Liabilities P3 Fees Mix/Other 2Q21 And Greater Net Interest Income Sensitivity(2)... $377 $374 $382 3.13% 3.04% 3.02% Net Interest Income ex. PPP Fees PPP Fees Net interest margin 2Q20 1Q21 2Q21 6 Change in Interest Rates (in bps) March 31, 2021 June 30, 2021 +200 4.9% 6.3% +100 2.4% 3.2% -25 (0.3)% (0.5)% With Stabilization of the Margin... (as of June 30, 2021) ($ in millions) 1Q21 Recognized Net Fees 2Q21 Recognized Net Fees Total Remaining Net Fees Phase 1- 2020 Originations $24 $16 $9 Phase 2- 2021 Originations $1 $4 $38 Total $25 $20 $47 2Q21 NIM: Primary Drivers of Change(1) Amounts may not total due to rounding (1) Estimated impact; other includes various unattributed items (2) Assumes gradual change in interest rates across the yield curve with dynamic balance sheet ($ in millions) $382 millionNet Interest Income

Non-Interest Revenue

$107 million

Continued Focus on Fee Revenues…

($ in millions)



NIR
$173
$111
$107
Adjusted NIR(1)
$93
$112
$106
$8
$24
$26
$29
$6
$12
$22
$33
$38
$8
$11
$14
$36
$41
$3
2Q20
1Q21
2Q21
Other income
Capital markets income
Net mortgage revenue
Fiduciary revenues(2)
Core banking fees(3)

With Growth in Core Banking Fees…

($ in millions; % change from 2019 to 2021)



36%
$10
$5
$6
2Q19 2Q20 2Q21
NSF
37%
$7
$7
$10
2Q19 2Q20 2Q21
Account Analysis
19%
$11
$9
$13
2Q19 2Q20 2Q21
Card
18%
$10
$9
$12
2Q19 2Q20 2Q21
Other Core Banking

And Expanded Wealth and Fee Business…

(Fees in millions; AUM in billions)



$24
$26
$27
$28
$29
$26
$29
$31
$33
$36
$15
$16
$16
$17
$15
$17
$18
$20
$21
$21
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
Fiducuary and Asset Management
Insurance
Brokerage
Assets Under Management

As Net Mortgage Revenue Continues to Normalize

($ in millions)



$127
$217
$283
$270
$255
$635
$654
$679
$573
$422
$5
$8
$10
$9
$12
$24
$31
$24
$22
$14
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
Net Mortgage Revenue
Secondary Production

SYNOVUS®

Amounts may not total due to rounding; (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) Fiduciary revenues consist of fiduciary/asset management, brokerage, and insurance revenues; (3) Include service charges on deposit accounts, card fees, letter of credit fees, ATM fees income, line of credit non-usage fees, gains from sales of government guaranteed loans, and miscellaneous other service charges;
(4) Other core banking fees includes other service charges on deposits, ATM fee income, rent on safe deposit boxes, other service charges, electronic payment processing services, and gain/(loss) from sale of SBA Loans

7

5,428 5,087 2Q20 2Q21 (2)% (1)% (3)% Operational Efficiency Real Estate Optimization Third-Party Spend 8 $157 $161 $159 $42 $41 $42 $75 $64 $67 Total Employment Total Occupancy, Equipment, and Software Total Other 2Q20 1Q21 2Q21 Resulting in More Efficient Operations Ongoing Focus On Prudent Expense Management… While Executing Synovus Forward Efficiency Initiatives... Amounts may not total due to rounding (1) Non-GAAP financial measure; see appendix for applicable reconciliation (2) Source: peer data; proxy peer set Salaries Total Occupancy, Equipment, and Software Other YTD % 2021 vs 2020($ in millions) NIE $284 $267 $271 $274 $266 $268 57.8% 55.0% 55.2% 59.4% 60.9% SNV Median - Peers Maintaining Front-Line Staffing & Investing in Key Talent... ~85% of headcount reduction vs. 2Q20 from back-office support functions Non-Interest Expense (2) Efficiency Ratio 1Q20 1Q21 2Q21 (15)% $271 million Adjusted NIE (1) 6% Total Adjusted Non-Interest Expense (1)

Credit Quality

Stable Credit Metrics...

NPA, NPL, and Past Due Ratios



0.44%
0.37%
0.12%
2Q20
0.49%
0.43%
0.14%
3Q20
0.50%
0.39%
0.12%
4Q20
0.50%
0.40%
0.12%
1Q21
0.46%
0.42%
0.13%
2Q21
NPA Ratio
NPL Ratio
Total Past Dues > 30 Days Ratio

With Improving Trends...

Criticized and Classified Loans(1)

($ in millions)



$718
$458
$259
2Q20
$1,583
$593
$990
3Q20
$1,567
$590
$977
4Q20
$1,830
$723
$1,107
1Q21
$1,568
$662
$907
2Q21
Criticized Loans
Classified Loans

And a More Positive Economic Outlook...

Provision and Net Charge-Offs

($ in millions)



Provision for Credit Losses
Net Charge-Offs
$142
$24
2Q20
$43
$28
3Q20
$11
$22
4Q20
$(19)
$20
1Q21
$(25)
$27
2Q21

	2Q20	3Q20	4Q20	1Q21	2Q21
NCO Ratio:	0.24%	0.29%	0.23%	0.21%	0.28%

Lead to Reduction in Life of Loan Loss Estimate

Allowance for Credit Losses

($ in millions)



$650
1.63%
2Q20
$665
1.68%
3Q20
$654
1.71%
4Q20
$615
1.58%
1Q21
$564
1.47%
2Q21
Allowance for Credit Losses
ACL Coverage Ratio(2)

	2Q20	3Q20	4Q20	1Q21	2Q21
ACL to NPLs:	441%	394%	433%	396%	350%

SYNOVUS

Amounts may not total due to rounding

(1) Criticized loans are loans graded special mention; classified loans are loans graded sub-standard accruing and non-accruing loans; (2) ACL coverage ratio (to loans) was 1.54% in 2Q21 excluding PPP loans of $1.6 billion; 1.69% in 1Q21 excluding PPP loans of $2.4 billion; 1.81% in 4Q20 excluding PPP loans of $2.2 billion; 1.80% in 3Q20 excluding PPP loans of $2.7 billion; and 1.74% in 2Q20 excluding PPP loans of $2.7 billion.

9

9.75%9.74% 0.51% 0.06% (0.16)% (0.06)% (0.13)% (0.21)% Beginning CET1 Ratio (1Q21) PPNR Provision Other (CECL Transition & Taxes) Risk-weighted Assets Dividends Share Repurchases Ending CET1 Ratio (2Q21) Total shareholder payout of $141 million in 2Q21: • $92 million of share repurchase activity • $49 million common shareholder dividend 8.90% 9.74% 9.75% Common Equity Tier 1 Tier 1 Tier 2 2Q20 1Q21 2Q21 While Strategically Deploying Capital and Liquidity... Maintaining Strong Capital Ratios... With Capacity to Achieve Strategic Growth Objectives $7.2 $8.0 $9.4 Securities 2Q20 4Q20 2Q21 ($ in billions, % change from 2019 to 2021) $1.1 $0.7 $1.5 Third-Party Consumer Loans 2Q20 4Q20 2Q21 31% 36%10.99% 10.99% 12.70% 13.34% 13.25% Amounts may not total due to rounding (1) 2Q21 capital ratios are preliminary 10.15% Capital Ratios1 10

Achieved Planned Revenue ~$25 million in pre-tax run rate benefit as of 2Q21 Recognized pricing for value benefits from Treasury and Payment Solution evaluation as well as market pricing initiatives Reduced overall cost of deposits below historical levels and better aligning with peer median Expanded merchant and sponsorship businesses to deepen client relationships Expense ~$50 million in pre-tax run rate benefit as of 2Q21 Prudent focus on organizational efficiency and cost savings Third-party spending discipline Branch and corporate real estate consolidation Expense ~30-40% of future pre-tax run rate benefits Reduce employment expense through process improvements and a change in prescription benefits providers Real estate optimization including further branch reductions and reduction of corporate real estate square footage Tax strategies to reduce marginal tax rate Revenue ~60-70% of future pre-tax run rate benefits SMART Tool implementation, pairing client analytics and high-touch service to deliver more advisory capabilities and expertise Enhancing customer experiences through additional products and services while maintaining competitive pricing Monetize excess liquidity through disciplined balance sheet management Synovus Forward ~$75 million pre-tax run rate benefit completed as of 2Q21 - remain on track for $175 million by the end of 2022 11

Capital management Effective tax rate Capital and Taxes Loans 9.5% CET1 ratio target 23% to 25% Pre-Provision Net Revenue -1% to -4% -2% to -5% Total adjusted revenue(2) Adjusted non-interest expense(2)(3) Metrics 2% to 4% Period-end loans, excl. PPP and third-party consumer loans (1) Current expectation is low end of range (2) Non-GAAP financial measure; see appendix for applicable reconciliation (3) Outlook does not include fees associated with additional phases of Synovus Forward or significant changes to expenses from non-core balance sheet activity Outlook 2% to 4%(1) -1% to 1% -1% to -2% > 9.5% 22% to 24% Updated Guidance 2021: Updates Reflect Strategic Actions and Favorable Economic Outlook 12

Appendix

Synovus Gateway Phase 2 Completed the transition of approximately 25,000 business clients to Synovus Gateway, our new digital platform for business and commercial banking, with more client transitions arriving later in 2021. Synovus Gateway provides a single point of access to a growing suite of digital treasury and payments solutions to simplify treasury management and keep businesses and organizations in control of their finances, domestically and internationally. SMART Tool Through predictive analytics, the Sales Management And Risk Tool — SMART — systematically provides relationship managers and partners with targeted information to deepen and enhance client relationships by suggesting the most appropriate Synovus solutions. Embedded into our existing sales tools and platforms, SMART also helps manage client attrition and credit risks. Synovus Accelerate AR Treasury and Payment Solutions launched Synovus Accelerate AR, an integrated receivables suite enabling businesses to accelerate access to working capital and reduce exceptions with straight-through processing across all payment channels. Accelerate AR anticipates the rapidly evolving requirements of organizations to accelerate the capture of payments, improve the cash conversion cycle, and make better business decisions. Human Digitization: High Touch Meets High Tech New Digital Suite; Helping Elevate Customers To New Level 14

ACL/Loans: ACL/Loans excl. PPP(2): Key Assumptions: 3 1.58% 1.47% 1.69% 1.54% 1 Economic scenario weightings have a 40% downside bias 2 3 Includes estimated impact of stimulus measures 1 Baseline forecast includes unemployment rate decreasing to 4.5% by the end of 2021 (1) (1) Other factors include the impact of dispositions, sub-pool changes, etc. (2) ACL coverage ratio (to loans) was 1.54% in 2Q21 excluding PPP loans of $1.6 billion; 1.69% in 1Q21 excluding PPP loans of $2.4 billion $563,585 $614,743 $(49,499) $(532) $(7,365) $6,238 1Q21 Performance, Economic Factors, and Net Growth Qualitative Factors Individual Analysis Other Factors 2Q21 Allowance for Credit Losses ($ in thousands) 15

(as of June 30, 2021) Applications Loan Balances Count Balance Fundings 2Q21 Forgiveness Total Life-to-Date Forgiveness 2Q21 End of Period, Net of Unearned Phase 1 - 2020 Originations ~19,000 $3.1 billion $2.9 billion $0.88 billion $2.13 billion $0.6 billion Phase 2 - 2021 Originations ~11,000 $1.1 billion $1.0 billion $0.05 billion $0.05 billion $1.0 billion Total ~30,000 $4.2 billion $3.9 billion $0.9 billion $2.2 billion $1.6 billion Note: Average balance, net of unearned, of $2.1 billion 2Q21 vs. $2.2 billion 1Q21 (as of June 30, 2021) Net Fees in $ and % of Fundings 2Q21 Recognized Net Fees Total Recognized Net Fees Total Unrecognized or Remaining Net Fees Contractual Maturity Phase 1 - 2020 Originations $95 million 3.3% $16 million $86 million $9 million 2 years Phase 2 - 2021 Originations $43 million 4.2% $4 million $5 million $38 million 5 years Total $138 million 3.5% $20 million $91 million $47 million Note: Gross fees as of June 30, 2021, of $95 million for Phase 1 and $48 million for Phase 2 exclude deferred loan origination costs Paycheck Protection Program 16

Note: For 'month-by-month', top and bottom 5% outliers are excluded. Cash inflow changes are simple averages for customers with sufficient operating account coverage (covering ~55-75% of loan exposures) (1) NAICS code for cash flows Total Book (50)% —% 50% Accommodation (721) Retail Trade (44) Food Services (722) Other Services (81) (50)% —% 50% Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May (1)(1) (1)(1) (Hotel and Other Lodging) (Excl. full-service restaurants & bars) vs. Prior Year 2021 vs. 2019 COVID-19 Impact on Cash Inflows Monthly comparison to prior year except for March-May 2021 2020 2021 17

(2) 1.32% (1) Effective notional includes positions as of quarter-end which are accruing (2) Effective fixed rate represents the weighted average coupon for effective notional positions (2) Investment Securities Portfolio 2.5 2.9 2.5 4.2 3.6 2.72% 2.39% 2.07% 1.40% 1.45% Duration (in years) Yield 2Q20 3Q20 4Q20 1Q21 2Q21 50.7% 49.5% 47.8% 48.0% 46.3% 9.6% 9.2% 9.1% 8.3% 8.5% 39.7% 41.3% 43.1% 43.7% 45.2% 4.08% 3.92% 4.03% 4.02% 3.93% Fixed rate Prime floating rate LIBOR floating rate Yield 2Q20 3Q20 4Q20 1Q21 2Q21 Loan Portfolio Rate Mix and Yield Earning Assets Composition 18 • As of 2Q21, approximately 28% of outstanding variable rate loans had floors which were above the equivalent of 0.25% on overnight rates Derivative Hedge Portfolio $3,250 $3,250 $3,250 $2,250 $750 $2,750 $2,750 $3,250 $2,250 $750 $500 $500 Effective Notional Forward Starting 2Q21 4Q21 4Q22 4Q23 4Q24 ($ in millions) (1) • Effective fixed rate of 1.21% as of 2Q21; projected average fixed rate of 1.14% throughout 2022

• 89% are income-producing • Residential C&D and Land are 1.5% of total loans • Average loan size of $15 million • Diversity among property types and geographies • Primarily direct middle market and commercial clients • Syndications 8% of total loans • C&I specialty lending includes Senior Housing and Premium Finance • C&I industry mix aligned with economic and demographic drivers • High quality Consumer Real Estate book • Weighted average credit score of 792 and 777 for HELOC and Mortgage, respectively • Average LTV of ~74% for HELOC and Mortgage Consumer Portfolio - $8.7 Billion CRE Portfolio - $10.4 Billion C&I Portfolio - $19.2 Billion Consumer R/E Related 17.2% C&I Specialty Lending 19.8% Direct Middle Market & Commercial Banking 30.3% Hotel 3.7% Shop ping C enter s 4.3% Of fic e B ldg . 6.1 % M ul ti- Fa m ily 5. 5%O th er C RE Pr op . T yp es 6. 1% Resi. Constr, Dev, Land 1.5% Consumer CRE C&I Amounts may not total due to rounding Portfolio Characteristics Consumer CRE C&I NPL Ratio 0.78% 0.09% 0.44% QTD Net Charge-off Ratio (annualized) 0.27% 0.13% 0.35% 30+ Days Past Due Ratio 0.29% 0.09% 0.08% 90+ Days Past Due Ratio 0.03% 0.00% 0.01% Consumer Non-R/E 5.5% Loan Portfolio by Category 19

Commercial Real Estate

Composition of 2Q21 CRE Portfolio

Total Portfolio $10.4 billion



Office Building
Multi-Family
Shopping Centers
Hotels
Other Investment Properties
Warehouse
1-4 Family Perm/Mini-Perm
Land Acquisition
1-4 Family Construction
Residential Development
Commercial Development
22.6%
20.1%
15.9%
13.6%
10.4%
6.3%
4.5%
2.1%
1.7%
1.6%
1.2%

- Investment Properties portfolio represent 89% of total CRE portfolio
  - The portfolio is well diversified among the property types
  - Credit quality in Investment Properties portfolio remains excellent
- As of 2Q21, Residential C&D and Land Acquisition Portfolios represent less than 1.5% of total performing loans
- Average CRE loan size is $15 million

	Investment Properties						Land, Development, and Residential Properties	
Portfolio Characteristics (as of March 31, 2021)	Office Building	Multi-family	Shopping Centers	Hotels	Other Investment Properties	Warehouse	Residential Properties[1]	Development & Land
Balance (in millions)	$2,340	$2,087	$1,645	$1,411	$1,077	$658	$636	$507
NPL Ratio	0.07%	0.12%	0.01%	0.00%	0.04%	0.03%	0.39%	0.40%
Net Charge-off Ratio (annualized)	0.03%	0.00%	0.76%	0.00%	0.01%	(0.02)%	0.19%	(0.06)%
30+ Days Past Due Ratio	0.02%	0.02%	0.04%	0.00%	0.10%	0.75%	0.23%	0.08%
90+ Days Past Due Ratio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.06%	0.02%

SYNOVUS

Amounts may not total due to rounding

(1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes)

20

Credit Indicator 2Q21 NPL Ratio 0.44% Net Charge-off Ratio (annualized) 0.35% 30+ Days Past Due Ratio 0.08% 90+ Days Past Due Ratio 0.01% • Wholesale Bank (includes Large Corporate, Middle Market, and Specialty Lines) represents 67% of C&I Balances • Community/Retail Bank represents 33% of C&I balances Diverse Industry Exposure Total C&I Portfolio $19.2 billion 13.0% 10.0% 7.7% 6.5% 6.4% 6.3% 5.8% 5.7% 5.6% 5.5% 5.3% 5.1% 4.6% 3.6% 3.6% 2.2% 1.7% 1.7% Senior Housing Finance/Insurance Health Care Retail Trade Accom. & Food Svcs. Manufacturing Wholesale Trade R/E Other Prof., Scientific, Tech. Svcs. Other Services Construction Transport/Warehousing All Other R/E Leasing Arts, Entertainment, & Rec. Educational Svcs. Admin., Support, Waste Mgmt. Ag, Forestry, Fishing Amounts may not total due to rounding C&I Portfolio 21

Credit Indicator 2Q21 NPL Ratio 0.78% Net Charge-off Ratio (annualized) 0.27% 30+ Days Past Due Ratio 0.29% 90+ Days Past Due Ratio 0.03% Credit Card Portfolio continues to perform well • Average utilization rate is 21.5% • Average credit score is 738 • QTD net charge-off ratio of 1.89% (annualized) Total Consumer Portfolio $8.7 billion Credit Indicator Mortgage HELOC Weighted Average Credit Score of 2Q21 Originations 783 795 Weighted Average Credit Score of Total Portfolio 777 792 Weighted Average LTV(1) 74.5% 73.4% Average DTI(2) 35.1% 30.3% Utilization Rate N/A 43.0% Mortgage and HELOC have strong credit indicators 59.6% 16.6% 15.6% 4.9% 3.3% Consumer Mortgage Third-Party HELOC Other Consumer Credit Card Amounts may not total due to rounding (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the 6/31/2021 loan balance (2) Average DTI of 2Q21 originations $299 Consumer Credit Quality Consumer Portfolio 22

23 10.23% Core Transaction Deposits Third-Party Consumer (HFI) 2Q21 ($ in millions) Auto/RV/Marine Home Improvement Personal Student Loan Balance $741 $262 $357 $111 Weighted Avg. FICO Score 754 752 758 776 NPL Ratio 0.12% nm(1) 0.56% 4.09% Net Charge-off Ratio* 0.29% nm(1) 1.81% 0.02% 30+ Day Past Due Ratio 1.17% nm(1) 0.62% 0.06% Third-Party Consumer ($ in millions) • Diversity among asset types • Yield of ~5.9% for HFI loans; primarily fixed-rate loans • Credit Quality for HFI loans: • Weighted Average FICO of 754 • NPL Ratio of 0.51% • Annualized Net Charge-off Ratio of 0.58% • 30+ Day Past Due Ratio of 0.90% *Annualized (1) Credit metrics not meaningful due to application of credit enhancements

Composition Growth Risk Category 2Q21 1Q21 2Q21 vs. 1Q21 Passing Grades $36,668 95.9% $36,975 95.3% $(308) Special Mention 907 2.4% 1,107 2.9% (201) Substandard Accruing 501 1.3% 567 1.5% (67) Non-Performing Loans 161 0.4% 155 0.4% 6 Total Loans $38,236 100% $38,805 100% $(569) Amounts may not total due to rounding Portfolio Risk Distribution ($ in millions) 24

2Q20 3Q20 4Q20 1Q21 2Q21 Financial Performance Diluted EPS $0.57 $0.56 $0.96 $1.19 $1.19 Net income available to common shareholders(1) $84,901 $83,283 $142,118 $178,802 $177,909 Net interest margin 3.13% 3.10% 3.12% 3.04% 3.02% Efficiency ratio 51.58% 64.31% 60.32% 55.01% 55.24% Adjusted tangible efficiency ratio(2) 57.71% 53.83% 54.43% 54.12% 54.41% ROA(3) 0.71% 0.69% 1.11% 1.40% 1.36% Adjusted ROA(2)(3) 0.32% 1.05% 1.25% 1.41% 1.37% Balance Sheet Growth Total loans 4% (1)% (3)% 1% (1)% Total average deposits 11% 3% 4% 1% 2% Credit Quality NPA ratio 0.44% 0.49% 0.50% 0.50% 0.46% NCO ratio(3) 0.24% 0.29% 0.23% 0.21% 0.28% Capital Common shares outstanding(1) 147,313 147,318 148,039 148,889 147,072 Leverage ratio 8.38% 8.48% 8.50% 8.80% 8.72% Tangible common equity ratio(2) 7.41% 7.67% 7.66% 7.55% 7.73% (4) (4) Quarterly Highlights Trend 25 (1) In thousands; (2) Non-GAAP financial measure; see applicable reconciliation; (3) Annualized; (4) Preliminary

($ in thousands, except per share data) 2Q21 1Q21 2Q20 Net interest income $381,860 $373,857 $376,566 Non-interest revenue 107,087 110,956 173,484 Non-interest expense 270,531 267,134 284,141 (Reversal of) provision for credit losses (24,598) (18,575) 141,851 Income before taxes 243,014 236,254 124,058 Income tax expense 56,814 49,161 30,866 Preferred stock dividends 8,291 8,291 8,291 Net income available to common shareholders $177,909 $178,802 $84,901 Weighted average common shares outstanding, diluted 149,747 149,780 147,733 Diluted earnings per share $1.19 $1.19 $0.57 Condensed Income Statement 26

($ in thousands) 2Q21 1Q21 2Q20 Service charges on deposit accounts $21,414 $20,033 $15,567 Fiduciary and asset management fees 18,805 17,954 14,950 Brokerage revenue 13,926 12,974 9,984 Mortgage banking income 13,842 22,315 23,530 Card fees 13,304 11,996 9,186 Capital markets income 3,335 7,505 6,050 Income from bank-owned life insurance 7,188 8,843 7,756 Other non-interest revenue 14,147 10,534 6,209 Adjusted non-interest revenue $105,961 $112,154 $93,232 Gain on sale and fair value increase of private equity investments, net — — 8,707 Fair value adjustment on non-qualified deferred compensation 1,126 792 2,136 Investment securities (losses) gains, net — (1,990) 69,409 Total non-interest revenue $107,087 $110,956 $173,484 Non-Interest Revenue 27

($ in thousands, except per share data) 2Q21 1Q21 2Q20 Net income available to common shareholders $177,909 $178,802 $84,901 Add: Earnout liability adjustment 750 — 4,908 Add: Restructuring charges 415 531 2,822 Add/subtract: Investment securities losses (gains), net — 1,990 (69,409) Subtract: Gain on sale and fair value increase of private equity investments — — (8,707) Subtract/add: Tax effect of adjustments (1) (105) (638) 19,500 Adjusted net income available to common shareholders $178,969 $180,685 $34,015 Weighted average common shares outstanding, diluted 149,747 149,780 147,733 Diluted earnings per share — — — Adjusted diluted earnings per share $1.20 $1.21 $0.23 Non-GAAP Financial Measures 28 (1) An assumed marginal tax rate of 25.3% for 2021 and 25.9% for 2020 was applied.

($ in thousands) 2Q20 3Q20 4Q20 1Q21 2Q21 Net income $93,192 $91,574 $150,409 $187,093 $186,200 Add: Earnout liability adjustments 4,908 — — — 750 Add: Goodwill impairment — 44,877 — — — Add: Restructuring charges 2,822 2,882 18,068 531 415 Add: Valuation adjustment to Visa derivative — — 890 — — Add: Loss on early extinguishment of debt — 154 8,409 — — Subtract/add: Investment securities (gains) losses, net (69,409) 1,550 (2,337) 1,990 — Subtract: Gain on sale and fair value increase of private equity investments (8,707) (260) (63) — — Add/subtract: Tax effect of adjustments(1) 19,500 (1,122) (6,467) (638) (105) Adjusted net income $42,306 $139,655 $168,909 $188,976 Net income annualized 374,816 364,305 598,366 758,766 Adjusted net income annualized 170,154 555,584 671,964 766,403 Total average assets $52,853,685 $53,138,334 $53,833,909 $54,188,504 Return on average assets 0.71% 0.69% 1.11% 1.40% Adjusted return on average assets 0.32% 1.05% 1.25% 1.41% $187,260 746,846 751,098 $55,017,771 1 1.36% 1.37% Non-GAAP Financial Measures, Continued 29 (1) An assumed marginal tax rate of 25.3% for 2021 and 25.9% for 2020 was applied.

($ in thousands) 2Q21 1Q21 2Q20 Net income available to common shareholders $177,909 $178,802 $84,901 Add: Earnout liability adjustment 750 — 4,908 Add: Restructuring charges 415 531 2,822 Add/subtract: Investment securities losses (gains), net — 1,990 (69,409) Subtract: Gain on sale and fair value increase of private equity investments — — (8,707) Subtract/add: Tax effect of adjustments(1) (105) (638) 19,500 Adjusted net income available to common shareholders 178,969 180,685 34,015 Adjusted net income available to common shareholders annualized 717,843 732,778 136,808 Add: Amortization of intangibles, annualized net of tax 7,128 7,207 7,868 Adjusted net income available to common shareholders excluding amortization of intangibles annualized 724,971 739,985 144,676 Net income available to common shareholders annualized 713,591 725,141 341,470 Add: Amortization of intangibles, annualized net of tax 7,128 7,207 7,868 Net income available to common shareholders excluding amortization of intangibles annualized 720,719 732,348 349,338 Total average shareholders' equity less preferred stock 4,632,568 4,599,076 4,567,254 Subtract: Goodwill (452,390) (452,390) (497,267) Subtract: Other intangible assets, net (41,399) (44,005) (51,667) Total average tangible shareholders' equity less preferred stock $4,138,779 $4,102,681 $4,018,320 Return on average common equity 15.4% 15.8% 7.5% Adjusted return on average common equity 15.5% 15.9% 3.0% Return on average tangible common equity 17.4% 17.9% 8.7% Adjusted return on average tangible common equity 17.5% 18.0% 3.6% Non-GAAP Financial Measures, Continued 30 (1) An assumed marginal tax rate of 25.3% for 2021 and 25.9% for 2020 was applied.

($ in thousands) 2Q21 1Q21 2Q20 Total non-interest revenue $107,087 $110,956 $173,484 Add/subtract: Investment securities losses (gains), net — 1,990 (69,409) Subtract: Gain on sale and fair value increase of private equity investments — — (8,707) Subtract: Fair value adjustment on non-qualified deferred compensation (1,126) (792) (2,136) Adjusted non-interest revenue $105,961 $112,154 $93,232 Non-GAAP Financial Measures, Continued 31

Non-GAAP Financial Measures, Continued

($ in thousands)	2Q20	3Q20	4Q20	1Q21	2Q21
Total non-interest expense	$284,141	$316,655	$302,498	$267,134	$270,531
Subtract: Earnout liability adjustments	(4,908)	—	—	—	(750)
Subtract: Goodwill impairment	—	(44,877)	—	—	—
Subtract: Restructuring charges	(2,822)	(2,882)	(18,068)	(531)	(415)
Subtract: Fair value adjustment on non-qualified deferred compensation	(2,136)	(796)	(1,772)	(792)	(1,126)
Subtract: Valuation adjustment to Visa derivative	—	—	(890)	—	—
Subtract: Loss on early extinguishment of debt	—	(154)	(8,409)	—	—
Adjusted non-interest expense	**274,275**	**267,946**	**273,359**	**265,811**	**268,240**
Subtract: Amortization of intangibles	(2,640)	(2,640)	(2,640)	(2,379)	(2,379)
Adjusted tangible non-interest expense	271,635	265,306	270,719	263,432	265,861
Net interest income	376,566	376,990	385,932	373,857	381,860
Add: Tax equivalent adjustment	861	956	821	774	791
Add: Total non-interest revenue	173,484	114,411	114,761	110,956	107,087
Total FTE revenue	550,911	492,357	501,514	485,587	489,738
Subtract/add: Investment securities (gains) losses, net	(69,409)	1,550	(2,337)	1,990	—
Subtract: Gain on sale and fair value increase of private equity investments	(8,707)	(260)	(63)	—	—
Subtract: Fair value adjustment on non-qualified deferred compensation	(2,136)	(796)	(1,772)	(792)	(1,126)
Total adjusted revenue	**$470,659**	**$492,851**	**$497,342**	**$486,785**	**$488,612**
Efficiency ratio-FTE	51.6%	64.3%	60.3%	55.0%	55.2%
Adjusted tangible efficiency ratio	**57.7%**	**53.8%**	**54.4%**	**54.1%**	**54.4%**

SYNOVUS

32

($ in thousands) 2Q20 3Q20 4Q20 1Q21 2Q21 Total assets $54,121,989 $53,040,538 $54,394,159 $55,159,011 $54,938,659 Subtract: Goodwill (497,267) (452,390) (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (50,392) (47,752) (45,112) (42,733) (40,354) Tangible assets 53,574,330 52,540,396 53,896,657 54,663,888 54,445,915 Total shareholders’ equity 5,052,968 5,064,542 5,161,334 5,161,717 5,237,714 Subtract: Goodwill (497,267) (452,390) (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (50,392) (47,752) (45,112) (42,733) (40,354) Subtract: Preferred Stock, no par value (537,145) (537,145) (537,145) (537,145) (537,145) Tangible common equity $3,968,164 $4,027,255 $4,126,687 $4,129,449 $4,207,825 Total shareholders’ equity to total assets ratio 9.34% 9.55% 9.49% 9.36% 9.53% Tangible common equity ratio 7.41% 7.67% 7.66% 7.55% 7.73% Non-GAAP Financial Measures, Continued 33